Exhibit 10.32

          Purchase Agreement dated December 31, 1998, by and between West Lakes Development Company and Brenton Bank. This Purchase Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1998.
     232